SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): February 4, 1999

                           Burlington Industries, Inc.
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             (Exact name of registrant as specified in its charter)

Delaware                           1-10984                          56-1584586
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(State or other                   (Commission                 (I.R.S. Employer
jurisdiction of                   File Number)              Identification No.)
incorporation)


3330 West Friendly Avenue
Greensboro, North Carolina                                         27410
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number,
including area code:                                      (336) 379-2000
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                                      None
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         (Former name or former address, if changed since last report.)


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Item 5.  Other Events.
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          On December 3, 1997, the Board of Directors of Burlington Industries,
Inc. (the "Company") declared a distribution of one Right to Purchase Series A Junior Participating Preferred Stock (each, a "Right", and collectively, the "Rights") for each outstanding share of Common Stock, par value $.01 per share, of the Company and for each outstanding share of Nonvoting Common Stock, par value $.01 per share, of the Company. The Rights were previously registered with the Securities and Exchange Commission on Form 8-A on December 4, 1997. The description and terms of the Rights were set forth in the Rights Agreement dated as of December 3, 1997 (the "Rights Agreement"), between the Company and Wachovia Bank, N.A., as Rights Agent (the "Rights Agent").

          On February 4, 1999, the Board of Directors of the Company determined to amend the Rights Agreement and approved the Rights Agreement dated as of December 3, 1997 (amended and restated as of February 4, 1999), between the Company and the Rights Agent (the "Amended Rights Agreement"). The Amended Rights Agreement was adopted to eliminate all "continuing director" provisions from the Rights Agreement and to amend or remove certain related provisions. The description and terms of the Rights are set forth in the Amended Rights Agreement.

Item 7.                Exhibits
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Exhibit No.    Description
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    4.1        Rights Agreement dated as of December 3, 1997 (amended and restated as of February 4, 1999), between Burlington Industries, Inc. and Wachovia Bank, N.A., as Rights Agent, filed as Exhibit
               4.1 to the Amendment to Application or Report for Registration of Certain Classes of Securities on Form 8-A/A by the registrant on April 5, 1999, is incorporated herein by reference.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                                BURLINGTON INDUSTRIES, INC.



                                                By:   /s/ John D. Englar
                                                   ----------------------------
                                                   Name:  John D. Englar
                                                   Title: Senior Vice President

Date:   April 5, 1999

                                  EXHIBIT INDEX


Exhibit
  No.                   Description
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   4.1         Rights Agreement dated as of December 3, 1997 (amended and restated as of February 4, 1999), between Burlington Industries, Inc. and Wachovia Bank, N.A., as Rights Agent, filed as Exhibit
               4.1 to the Amendment to Application or Report for Registration of Certain Classes of Securities on Form 8-A/A by the registrant on April 5, 1999, is incorporated herein by reference.